                                                                   EXHIBIT 10.11


                          MODIFIED NET SINGLE TENANT
                                LEASE AGREEMENT

                                  1.  PARTIES
                                      -------

     THIS LEASE, dated February 18, 1999, is entered into by and between DE ANZA ENTERPRISES, LTD., Joint Venture of HOVER FAMILY TRUST 25%, SARAH T. BEHEL, JULIA G. HOVER SMOOT, DAVID H. HOVER & TERESA KOROL each as to 6.25% and JOHNSON FAMILY TRUST as to 50%, all as tenants in common, whose address is 101 CHURCH STREET, #12, LOS GATOS, CALIFORNIA (hereinafter referred to as "Landlord") and DURECT CORPORATION, a Delaware Corporation, whose address is 10240 Bubb Road, Cupertino, CA 95014 (hereinafter referred to as "Tenant"), and shall be effective on the date set forth below.

                                2.  DEFINITIONS
                                    -----------

As used in this Lease:

     A. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms, conditions and covenants hereinafter set forth, those certain Premises (hereinafter referred to as the "Premises"), consisting of that certain real property, as shown in the Official Records of Santa Clara County, recorded at Book 245 Page(s) 55 Maps, on October 17, 1968, together with all buildings and, improvements thereon and appurtenances thereto, consisting of one
(1) building on approximately 74,448 square feet and containing a total building are of 30,149 square feet, commonly known as 10240 Bubb Road in the City of Cupertino, California, all as more particularly shown on Exhibit "A" attached hereto and made a part hereof.

     B. There terms "Premises" shall mean all areas and facilities at the same address including, without limitation, parking areas, access and perimeter roads, sidewalks, landscaped area, trash disposal facilities, and similar area facilities.

                                   3.  TERM
                                       ----

     A. The term of this Lease shall be a period of Five (5) years and -0-months, commencing on the Effective Date, as that term is defined in that certain Termination Agreement Regarding Norian Master Lease and Durect Sublease entered by and between Norian Corporation, Tenant and Landlord dated February 18, 1999, unless sooner terminated as provided herein, terminating on the end of the sixtieth full calendar month after the Commencement Date.

     Tenant agrees that if Landlord, for any reasons whatsoever, is unable to deliver possession of the Premises on the commencement date set out in the foregoing Subparagraph A, Landlord shall not be liable to Tenant for any loss or damage therefrom, nor shall this Lease be void or voidable; but in such event the commencement, termination and all other dates of this Lease shall be extended to conform to the time of Landlord's tender of possession of the

Premises to Tenant, and Tenant shall not be obligated to pay rent or other sums due Landlord until possession of the Premises is tendered to Tenant.

                             4.  RENT AND EXPENSES
                                 -----------------

     A. Tenant shall pay in lawful money of the United States to Landlord for each month of the term of this Lease, rent in the amount set forth below in advance on the first day of each calendar month, except as otherwise provided herein, without abatement, deduction, offset, prior notice or demand and also increasing as scheduled.

               Month              Rate sq. ft.
               -----              ------------
               01-12              $2.10
               13-24              $2.17
               25-36              $2.19
               37-48              $2.21
               49-60              $2.23


     B. Landlord hereby acknowledges receipt of Tenant's payment of Rent for period first month of the Lease term in the amount of $63,312.90, Prorated Real Property Taxes from February 1, 1999 to June 30, 1999 in the amount of $5,942.45 and Security Deposit of $75,000.00.

     C. If the Commencement Date is not the first (1st) day of a month, or if the termination date is not the last day of a month, a prorated monthly installment based on a thirty (30) day month shall be paid at the then current rate for the fractional month during which the leases commence or terminates.

                           5.  LATE PAYMENT CHARGES
                               --------------------

     Tenant acknowledges that late payment by Tenant to Landlord of rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises or late charges and penalties by virtue of late payment of taxes due on the Premises. Therefore, if any installment of rent or any other charge due from Tenant is not received by Landlord in five (5) days of the date due, Tenant shall pay to Landlord an additional sum of $1,000.00 as a late charge for every month that the rent or other charge remains unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the rights and remedies available to Landlord.

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                             6.  SECURITY DEPOSIT
                                 ----------------

     Tenant has deposited with Landlord the sum of SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00) as a security for the full and faithful performance of ever portion of this Lease to be performed by Tenant. If Tenant defaults (beyond any applicable cure period) with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent and other sums due or the repair of damage to the Premises caused by Tenant, Landlord may use, apply, or retain all or any part of this security deposit for the payment of any rent or any other sum in default, the repair of such damage to the Premises or the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reasons of Tenant's default to the full extent permitted by law. If any portion of said deposit is so used or applied, Tenant shall within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant within thirty (30) days of termination of the Lease term except for amounts that Landlord has deducted therefrom that are needed by Landlord to cure defaults of Tenant under this Lease or compensate Landlord for damages for which Tenant is liable pursuant to this Lease.

                               7.  HOLDING OVER
                                   ------------

     If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the expressed or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, rent shall be increased to any amount equal to one hundred twenty-five percent (125%) of the rent paid during the last month of the Lease term, and any other sums due hereunder shall be payable in the amount and at the time specified in this Lease, and such month-to-month tenancy shall be subject to every other term, condition, covenant and agreement contained herein.

                            8.  TENANT IMPROVEMENTS
                                -------------------

     None by Landlord.

                          9.  ACCEPTANCE OF PREMISES
                              ----------------------

     Except as provided below, by taking possession of the Premises, Tenant accepts and acknowledges the Premises as being in good and sanitary order, condition and repair and accepts them in their then-existing condition providing the building and improvements shall comply with all applicable laws, codes, and ordinances. Notwithstanding the foregoing, however, Landlord hereby acknowledges that Landlord shall be responsible for repairing the air conditioning support structure on the roof of the Premises. Landlord hereby agrees to cooperate with Tenant in order to cause the air conditioning support system on the roof to be properly repaired at the same time as Tenant undertakes to replace the roof membrane. Should it be established by a structural engineer prior to the replacement of the roof membrane that the roof structure requires repair, Landlord hereby agrees to cooperate with Tenant in order to cause repairs to the roof structure as may be required to be made at the same time as Tenant undertakes to replace the roof membrane pursuant to
Section 17 of this Lease. Landlord shall be solely responsible for the costs of upgrading the air conditioning support system and for the repairs necessary to the roof structure and Tenant shall be solely responsible for the costs of replacing the roof membrane.

     Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord shall also be obligated to deliver the Premises in broom clean condition, free of debris, with all building and other improvements in existence as of the date of the execution of this Lease by Tenant except as related to the laboratory construction commenced by Tenant as subtenant to Norian Corporation. Tenant acknowledges that neither Landlord nor its agent(s) has made any representation or warranty as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as expressly provided in this Lease. Except as provided above, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such time in satisfactory condition unless within thirty
(30) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises were not in satisfactory condition. Landlord also hereby assigns to Tenant all warranties with respect to the Premises which would reduce Tenant's maintenance obligations hereunder and shall cooperate with Tenant to enforce all such warranties.

                           10.  USE OF THE PREMISES
                                -------------------

     A. Tenant shall use the Premises solely for office, R & D, manufacturing, warehousing , the development of pharmaceuticals and drug delivery systems and other legal purposes and shall not use the Premises for any other purpose without obtaining the prior written consent of the Landlord which consent shall not be unreasonably withheld.

     B. Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning ordinance, regulation or requirement of duly constituted public authorities now in force or which may hereafter be in force, or Board of Fire Underwriters requirements or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises.
Tenant shall not commit any public or private nuisance or any other act or things which might or would disturb the quiet enjoyment of any occupant of nearby property. Tenant shall not place loads upon the floors, walls, or ceilings in excess of the maximum designed load or which endanger the structure, place any harmful liquids in the drainage systems unless Tenant installs proper neutralizers; dump or store waste materials or refuse or allow such to remain in, or about any part of the Premises outside of the building proper and Tenant shall not store or permit to be stored or otherwise place any materials of any nature whatsoever outside the building proper. Tenant may store materials provided they are properly and attractively screened, in compliance with all applicable city ordinances and approved, in writing, by Landlord.

                             11.  QUIET ENJOYMENT
                                  ---------------

     Landlord covenants that it has the right to make this Lease and that Tenant, upon performing the terms, conditions, and covenants of this Lease, shall have quiet and peaceful possession of the Premises and against any person claiming the same by, through or under Landlord.

                 12.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
                      ----------------------------------------

     A. Tenant shall not make or permit any alterations, additions or improvements in, on or about the Premises, except for non-structural alterations not exceeding Ten Thousand Dollars ($10,000.00) in cost, without the prior written consent of Landlord which consent shall not be unreasonably withheld. All alterations, additions or improvements shall be installed at Tenant's sole expense in compliance with all applicable laws and by a licensed contractor approved in writing by Landlord. Any such alterations, additions or improvements including but not limited to heating, lighting, electrical, air conditioning, partitioning, drapery and carpentry installations made by Tenant which become an integral part of the Premises or are affixed to the Premises so that it cannot be removed without material damage to the Premises shall be and become the property of Landlord upon installation and shall not be deemed trade fixtures; provided, however, that Landlord may as a condition of its giving consent require that Tenant, at Tenant's sole expense agree to remove nay or all alterations, additions or improvements installed by Tenant and repair any damage to the Premises caused by such removal and prior to the termination of the Lease.

     B. Tenant shall give Landlord at least (20) twenty days' prior written notice of the date of commencement of any construction of alterations, additions or improvements in, on or about the Premises and Landlord shall have the right at any time to post notice of non-responsibility or similar notices on the Premises in connection therewith.

     C. Tenant shall submit drawings and specifications to Landlord for Landlord's approval, and no work shall be commenced until Landlord has approved such drawings and specifications and the contracts, contractors, performance and payment bonds and the sureties thereon; provided however, that an such approvals by Landlord shall not be unreasonably denied or delayed and no performance or payment bonds shall be required on projects costing less than One Hundred Thousand Dollars ($100,000.00).

                        13.  SURRENDER OF THE PREMISES
                             -------------------------

     On or before the expiration or earlier termination of the term of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the commencement of the term of this Lease, normal wear and tear expected, acts of God, casualties, condemnation, Hazardous Materials, (other than those released or emitted by Tenant in or about the Premises), and interior improvements which Landlord states in writing may be surrendered at the termination of the Lease, with all interior walls repainted or repaired, if marked or damaged, all carpets shampooed and cleaned, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the

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Premises, and all such property not so removed shall be deemed abandoned by
Tenant. If Landlord so elects, Tenant, prior to the termination hereof, shall remove at its expense any and all fixtures and improvements installed by it which would otherwise remain a part of the realty and restore the Premises to their condition as of the commencement of this Lease. If Tenant fails to remove any trade fixtures, equipment, or improvements, the removal of which is required by Landlord, and such failure continues after the termination of the Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place such property in public storage for Tenant's account. Tenant shall be liable to Landlord for the costs of removal of any such trade fixtures, improvements or equipment of or installed by Tenant, the transportation and storage costs of same, the cost of returning the Premises to their condition as of the commencement of the term of this Lease, together with interest at fifteen (15%) per annum, but in no event to exceed the maximum rate allowed by law on all such expenses from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any clams made by any succeeding tenants, attorneys' fees and other costs incurred.

                          14.  WAIVER OF SUBROGATION
                               ---------------------

     Notwithstanding anything to the contrary contained in this lease, Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other on account of loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any property insurance policies which either may have in force at the time of the loss or damage. Tenant and Landlord shall, upon obtaining policies of property insurance required hereunder give notice to the insurance carrier that the foregoing mutual waiver or subrogation is containing in this lease and Tenant and Landlord shall cause each insurance policy obtained by them to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

                           15.  REAL PROPERTY TAXES
                                -------------------

     A. As used in this Lease, the term "Real Property Tax" shall include any form of assessment, license fee, rent tax, levy, penalty or tax (other than net income or franchise taxes) imposed by any authority having the direct or indirect power to tax including without limitation any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is (i) determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant, including without limitation, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums, or
(ii) upon or with respect to any legal or equitable interest of Landlord in the Premises or any part thereof, or (iii) upon this transaction or any document to which Tenant is a part creating or transferring any interest in the Premises, or
(iv) taxes of every kind and nature levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes on the Premises whether or not now customary or within the contemplation of the parties.

     B. On or before April 1 and December 1 of each calendar year during the term of this lease, Tenant shall pay to Landlord, all Real Property Taxes as set forth on the county tax assessor's tax statement for the Premises. Landlord shall give Tenant at last fifteen (15) days prior written notice of the amount so due. Upon Landlord's receipt of said tax payment, Landlord shall pay said taxes, and in the event that Tenant shall fail to pay said taxes on or before April 10 and December 10, respectively, Tenant shall pay to Landlord any penalty incurred by said delinquency. Tenant shall pay any Real Property Tax not included within the county tax assessor's tax statement within ten (10) days after being billed for the same by Landlord. In the event this Lease or any extension thereof shall expire on a date earlier than the end of a fiscal tax year, Landlord shall prepare a statement setting forth the Real Property Taxes to the date of such expiration and the parties shall adjust the Tenant's obligation to pay the Real Property Taxes to the date of the expiration of termination of this Lease.

     C. Anything to the contrary notwithstanding contained herein, Tenant shall pay any increases in Real Property taxes resulting from any and all improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant.

     Tenant's liability to pay any Real Property Tax increase pursuant to this Paragraph 15 shall be pro-rated on the basis of 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the term of the Lease. With respect to any assessment which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual taxes and assessments levied against the Premises.

     D. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenants contained in, on or about the Premises or elsewhere. When possible Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to the assessed and billed separately from the real or personal property of Landlord.

     E. Failure of Tenant to pay any of the charges required to be paid under this Paragraph 15 shall constitute a default under the terms hereof the like manner as failure to pay rental when due.

     F. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (i) levied on Landlord's rental income, unless such tax or assessment expense is imposed in lieu of real property taxes; (ii) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term; (iii) imposed on land and improvements other than the Premises; (iv) attributable to Landlord's net inheritance, gift, transfer, estate or state taxes, or any penalties resulting from Landlord's failure to pay any taxes or assessments in a timely fashion; or
(v) resulting from a change of ownership or transfer of any or all of the Premises. Additionally, Tenant shall have the right, by appropriate proceedings, to protest or contest any assessment, reassessment or allocation of property taxes or any change therein or any application of any Law to the Premises or Tenant's use thereof. Landlord shall notify Tenant in writing of any change in property taxes within sufficient time to allow Tenant to review and, if it so desires, to contest or protest such change. In the contest or proceedings, Tenant may act in its own name and/or the name of Landlord and Landlord will, at Tenant's request and expense, cooperate with Tenant in any way Tenant may reasonably require in connection with such contest. If Tenant does not pay the property taxes when due which are the subject of such protest or contest, Tenant shall post a bond in lieu thereof in an amount reasonably determined by Landlord but not less than one hundred twenty-five percent (125%) of the amount demanded by the taxing authorities which holds Landlord and the Premises harmless from any damage arising out of the contest and ensuring the payment of any judgment that may be rendered. With respect to any contest of property taxes or law, Tenant shall hold Landlord and the Premises harmless from any damage arising out of such protest or contest and shall pay any judgment that may be rendered for which Tenant would otherwise be liable under the lease without such contest or protest. Any contest conducted by Tenant under the paragraph shall be at Tenant's expense and if interest or late charges become payable as a result of such contest or protest, Tenant shall pay the same. Tenant shall receive the benefit of all refunds of property taxes received with respect to the Lease term.

                          16.  UTILITIES AND SERVICES
                               ----------------------

     Tenant shall be responsible for and shall pay promptly, as the same become due and payable, all charges for water, sewer rental, gas, electricity, telephone, refuse pickup, janitorial services and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the term of the Lease, together with any taxes thereon.
Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility services or other services furnished to the Premises, except that resulting from the negligence or willful misconduct of Landlord and its agents, employees or contractors, and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold rent or other sums hereunder.

                           17.  BUILDING MAINTENANCE
                                --------------------

     Landlord shall keep in good order, condition and repair the structural parts of the building which structural parts include only the foundation, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plate glass, showcases and interior ceiling), roof structure not the membrane and subflooring of the Premises, except for any damage thereto caused by negligent of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by alterations, additions or improvements made by Tenant or Tenant's agents, employees or contractors. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repair of maintenance.

                18.  TENANTS' OBLIGATION TO REPAIR AND MAINTAIN
                     ------------------------------------------

     A. Tenant shall at all times clean, keep and maintain in good order, condition and repair the Premises and every part thereof, including without limitation all plumbing and sewage facilities within the Premises, fixtures, interior walls, floors, ceilings, windows, roofing membrane, doors, entrances, plate glass, showcases, skylights, all electrical facilities and equipment, including without limitation lighting fixtures, lamps, fans and any exhaust equipment and systems, and automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises, except as otherwise provided hereunder. All glass, both interior and exterior is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality. Tenant shall obtain heating, ventilating and air conditioning systems preventive maintenance contract with quarterly service, which shall be subject to the reasonable approval of Landlord and paid for by Tenant, which shall provide for and include without limitation replacement of filters, oiling and lubricating of machinery, parts replacements, adjustment of drive belts, or changes and other preventive maintenance; provided, however, that the Tenant shall have the benefit of all warranties available to landlord regarding the equipment in said systems. Tenant agrees to assign to Landlord any warranties obtained by Tenant for the roof membrane upon the termination of the Lease. Tenant waives the provisions of Section 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the rent due under this Lease.

     B. Unless the same is caused by the negligence or willful misconduct of Landlord or any of its agents, employees or contractors, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by a failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Premises, or for any damage occasioned by water coming into the Premises or arising from the acts of neglect of occupants of adjacent property, or the public.

     C. Notwithstanding anything to the contrary contained in this lease, in the event of the failure of the HVAC equipment and it is not reasonably economical to repair the same, then Landlord shall replace the failed equipment as follows: (i) the replacement shall be made with improvements, materials and/or equipment which are of a type and quality equal to or better than the items that are being replaced, and (ii) such replacements shall be made at its sole expense, but the cost thereof shall be amortized and Tenant shall pay additional rent on account of such amortization in accordance with the following procedures: the cost of such replacement shall be amortized on a straight line basis for ten (10) years with interest on the unamortized balance at either (a) if Landlord borrows the needed funds, the then prevailing market rate Landlord would pay if it borrowed funds to perform such replacement work from a Institutional Lender (as defined below), or (v) if Landlord does not borrow such funds, the annual rate of ten percent (10%) or the maximum rate allowed by Law, whichever is less. Landlord shall inform Tenant of the monthly amortized payment required to amortize such cost and shall also provide Tenant with the information upon which such determination is made. As additional rent, Tenant shall pay an amount equal to such monthly amortization payment for each month after such replacement is completed until the first to occur of (i) the expiration of the term of the Lease, or (ii) the end of the term over which such costs were amortized. The amount of such additional rent that Tenant is to pay shall be due at the same time rent is due.

     D. Tenant shall at all times clean, keep and maintain in good order, condition and repair, the parking and landscaping areas associated with the Premises including without limitation, fences, landscape irrigation systems parking lot and striping.

                                 19.  FIXTURES
                                      --------

     Tenant shall, at its own expense, provide, install and maintain in good condition all trade fixtures and equipment required in the conduct of its business in the Premises. All fixtures and improvements other than Tenant's trade fixtures and equipment which are installed or constructed upon or attached to the Premises by either Landlord or Tenant shall become a part of the reality and belong to Landlord. If Tenant is not then in default, Tenant may, at the termination of this Leases or at any other time, remove from the Premises all trade fixtures, equipment and other personal property not permanently affixed to the Premises. Upon such removal, Tenant shall restore the Premises to its original condition at the time of occupancy, normal wear and tear expected.

                                  20.  LIENS
                                       -----

     Tenant hereby indemnifies and agrees to hold Landlord free and harmless from all liens, claims and demands arising out of any work performed or materials supplied in, on or about the Premises by or on behalf of Tenant, its agents, employees or contractors. Tenant shall cause any such lien imposed to be released of record by payment or posting of proper bond within twenty (20) days after imposition of the lien or upon written request by Landlord.

                  21.  LANDLORD'S RIGHT TO ENTER THE PREMISES
                       --------------------------------------

     Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times upon not less than twenty-four (24) hours prior written notice, (except in case of emergency), to inspect the same, to post notices of non responsibility and similar notices and "For Sale" signs, to submit the Premises to prospective purchasers, to make necessary alterations, additions, improvements, or repairs to discharge alterations, additions, improvements or repairs, to discharge Tenant's obligation hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred and eight (180) days prior to the expiration of this Lease or any extension thereof, to place upon the Leased Premises ordinary "For Lease" signs and to submit the Premises to prospective Tenants. The above rights are subject to reasonable security regulations of Tenant. Any such entry by Landlord and Landlord's agents shall not repair Tenant's operations more than reasonably necessary.

                                  22.  SIGNS
                                       -----

     Landlord shall provide a sign location on the Premises which may be used by Tenant ("Designated Location"). In addition, Landlord hereby agrees to allow Tenant to install one or more additional signs on or about the Premises at locations other than the Designated Location ("Addition Signs") so long as such signs comply with all applicable laws including all applicable zoning laws and Tenant agrees to remove any such Additional Signs on termination of the Lease. The costs of installing and maintaining the signs shall be Tenant's obligation.

                                23.  INSURANCE
                                     ---------

     A. Tenant hereby agrees to indemnify and hold harmless Landlord, its subsidiaries, directors, officers, agents, and employees from and against any and all damage, loss, liability or expense including, but not limited to, attorneys' fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the demised Premises and adjacent areas by the Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto said Premises by the Tenant, except to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant agrees that the obligations assumed herein shall survive this Lease.

     B. Tenant hereby agrees to maintain in full force and effect at all times during the term of this lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

          1.   Employers' Liability__Not less than $1,000,000

          2.   Commercial General
               Liability Insurance, Including Blanket Contractual Liability, Broad Form Property Damage,
               Personal Injury,
               Completed Operations Products Liability,
               Fire Damage and
               Legal LiabilityNot less than $2,000,000

          3. "All Risk" Property, Fire, Extended Coverage, and Special Extended Insurance including without limitation, vandalism, malicious mischief, inflation endorsement, sprinkler leakage endorsement on the Premises, including without limitation, the Improvements and all equipment, trade fixtures, inventory, fixtures and personal property located on or installed in the Premises. Such insurance shall be in the full amount of the replacement cost of the aggregate of the foregoing as the same may from time to time increase as a result of inflation or otherwise.

          4. Rent Insurance covering those risks referred to in B(3) in an amount equal to all rents (and any sums payable under the lease) for a period of at least twelve (12) months commencing with the date of loss.

          5. Boiler and Machinery Insurance including, but not limited to, steam pipes, return pipes, condensation return pipes and other pressure vessels and HVAC, in an amount satisfactory to Landlord.

          6. Earthquake insurance with deductibles approved by Landlord not less than $200,000.

     C. Tenant may, with the written consent of Landlord, elect to have reasonable deductibles in connection with Items B(3), B(4) and B(5). Landlord shall have no obligation to pay for repairs within the deductible amount except as provided in B(6).

     D. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance of copies of the policy evidencing the above coverage with limits not less than those specified above. Such Certificates, with the exception of Workers Compensation, shall name Landlord, as described herein and its agents and employees as additional insured. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of a material alteration or to or cancellation of the coverages evidenced by such Certificates.

     E. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance with respect to increase in risk due to any change in use of the Premises by Tenant hereafter, as Landlord may reasonably require to afford Landlord adequate protection for said risks.

     F. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudge a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof and evidence of such loss.

     G. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Article, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient Tenant shall provide, at its own expense, such additional increase as Tenant deems adequate.

     H. All such insurance shall be in a form reasonably satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports, shall provide that such policies shall not be subject to cancellation or change except after at least thirty (30) days' prior written notice to Landlord, and the policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon shall be deposited with Landlord prior to the time Tenant enters into possession of the Premises, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance and Tenant shall pay the cost and expense of same upon demand, plus interest at fifteen percent (15%) per annum, but in no event to exceed maximum rate allowed by law.

                          24.  DAMAGE OR DESTRUCTION
                               ---------------------

     A. If the Premises are damaged or destroyed, Landlord shall repair the Premises to their prior condition unless it has the option to terminate this Lease as provided herein and it elects to so terminate. Landlord shall have the option to terminate this Lease in the event any of the following occur:

          1. The building(s) which is located on the Premises is destroyed or damaged by fire or other casualty required to be insured against by Tenant pursuant to Paragraph 23(B)(1), then in force to the extent of fifty percent (50%) or more of the replacement cost thereof. Notwithstanding the foregoing, however, in the event Landlord elects to terminate the Lease due to the fact that the Premises is destroyed to the extent of 50% or more of the replacement costs thereof, Tenant shall have the election to cause this Lease to continue in full force and effect by agreeing to pay for all of the costs necessary to repair or replace the Premises to the extent such costs exceed the insurance proceeds. Tenant shall make such election within thirty (30) days following Landlord's election to terminate this Lease. In the event Tenant makes the election to pay such additional expenses in order to avoid the termination of this Lease, the parties shall cooperate and work together in good faith in order to enable the Premises to be rebuilt as quickly as reasonably possible following any such damage and destruction. Tenant also agrees to pay Landlord's reasonable costs and expenses associated with assisting Tenant in reconstruction.

          2. The building(s) which is located on the Premises is damaged or destroyed by an uninsured casualty and the cost to repair such damage will exceed 5% of the replacement cost of the building; provided, however, that in the event Landlord elects to terminate the Lease as a result of any such uninsured casualty, Tenant shall have the election to cause this Lease to continue in full force and effect by agreeing to pay for all of the costs necessary to repair or replace the Premises to the extent there are no insurance proceeds available. Durect shall make such election within thirty (30) days following Landlord's election to terminate this Lease. In the event Tenant makes the election to pay such additional expenses in order to avoid the termination of this Lease, the parties shall cooperate and work together in good faith in order to enable the Premises to be rebuilt as quickly as reasonably possible following any such damage and destruction. Tenant also agrees to pay Landlord's reasonable costs and expenses associated with assisting Tenant in reconstruction.

          3. If one of the above events occurs, Landlord may terminate this Lease by giving Tenant written notice of its election to terminate within thirty (30) days after such damage or destruction, in which event this Lease shall terminate as of the date Tenant receives such notice unless Tenant has elected to pay for all costs necessary to replace the Premises to the extent such costs exceed the insurance proceeds as provided above. If any of the above events occurs and Landlord elects not to terminate the Lease, Landlord and Tenant shall work together in good faith so as to commence the repair or replacement of the Premises and all of Tenant's fixtures and other property and improvements within ninety (90) days following the date of such damage and destruction in accordance with the terms hereof, and shall thereafter cooperate with each other in good faith in order to prosecute the same diligently to completion in which event this Lease will continue in full force and effect. Landlord shall not be responsible for any costs in replacement or repair of Tenant's trade fixtures and other property and improvements. Notwithstanding the foregoing or anything to the contrary contained in this Lease, if the Premises are condemned or damaged by any peril and the Landlord does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then Tenant shall have the option to terminate the Lease if the Premises are condemned or damaged by any peril and the Landlord does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then Tenant shall have the option to terminate the Lease if the Premises cannot be or are not in fact, fully restored by Landlord to their prior condition within two hundred seventy days (270) days after the condemnation or damage.

     All insurance proceeds for the Premises that shall be payable under all risk, property fire and extended coverage and extended insurance provided for in paragraph 23 shall be payable to Landlord and Tenant, as their interests shall appear, and the parties hereby agree to cooperate in good faith with each other to cause such insurance proceeds to be used to repair the Premises and all of Tenant's fixtures and other property. In the event the Lease is terminated as a result of any damage or destruction, such insurance proceeds shall be payable to the parties as their interests may appear. Landlord shall not be liable to tenant for any shortfall in insurance proceeds.

     B. In the event of any damage or destruction to the Premises which does not result in a termination of this Lease, and if rent loss proceeds are not available, the rent and other sums payable hereunder shall be temporarily abated proportionately with the degree to which Tenant's use of the Premises is impaired by such damage or destruction commencing from the date of such damage or destruction and continuing during the period required by Landlord to complete its repair and restoration of the Premises. Provided Landlord complies with its obligations under this Section 24, Tenant shall not be entitled to any compensation of damages from Landlord for loss of the use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

                               25.  CONDEMNATION
                                    ------------

     A. If title to all of the Premises or so much thereof be taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, so that a reasonable amount of reconstruction of the Premises will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Premises or part thereof be taken.

     B. If any part of the Premises shall be so taken and the remaining part thereof (after reconstruction of the then existing building in which the Premises are located) is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part taken, terminate as of the date that possession of such part of the Premises be so taken and the rental and other sums payable hereunder shall be reduced in the same proportion that the floor areas of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, and Landlord shall, at is own cost and expense, make all necessary repairs or alterations to the building in which the Premises are located so as to make the portion of the building not taken a complete architectural unit and the remaining Premises a complete unit. A proportionate part of the rental and other sums payable hereunder shall be temporarily abated during such restoration to the extent there is a substantial interference with Tenant's business. Each party thereto waives the provisions of Section 1265.130, California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

     C. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign Landlord any award made to Tenant for the taking of personal property belonging to Tenant, for the interruption of Tenant's business for its moving cost, or for the loss of good will. No temporary taking of the Premises, defined as a taking for less than 180 days, shall terminate this Lease or give Tenant any right to any abatement of rent hereunder. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share instruments that may be required to effectuate the provisions of this paragraph.

                         26.  ASSIGNMENT AS SUBLETTING
                              ------------------------

     A.   Landlord's Consent.  Tenant shall not transfer, sublet, assign or
          ------------------
enter into any license or concession agreement, mortgage or hypothecate this Lease or Tenant's interest in this Lease or in or to any portion of the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Any attempt or purported sublet without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election shall allow Landlord to terminate this Lease.

     B.   Sublease Form.  Each sublet to which Landlord has consented shall be
          -------------
by an instrument in writing in a form reasonably satisfactory to Landlord, and shall be executed by all parties to the transaction. Each subtenant shall agree in writing, for the benefit of Landlord to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease unless Landlord specifically consents to such release in writing.

     C.   No Waiver.  Consent by Landlord to one such subletting shall not be
          ---------
deemed a consent to any subsequent subletting.

     D.   Information To Be Furnished.  If Tenant desires at any time to sublet
          ---------------------------
the premises, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant; (ii) the nature of the proposed subtenant's business to be carried on in the Premises,
(iii) the terms and provisions of the proposed sublease and a copy of the proposed sublease form; (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed subtenant.

     E.   Consent and Excess Rent.  If Landlord consents to the sublet, Tenant
          -----------------------
may thereafter enter into a valid sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to Subparagraph D above, subject, however, at Landlord's election, to the following conditions:

     Any excess of the monies paid to Tenant under the sublease ("Excess Rent") over the rental required to be paid by Tenant hereunder shall be paid to Landlord and Tenant, in equal shares after deducting reasonably direct sublease expenses. Any such Excess Rent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the monthly rent payable to Landlord hereunder pursuant to the terms of Article 4 above.

     F.   Subrental.  The term "Excess Rent" as used herein shall include any
          ---------
consideration of any kind received, or to be received, by Tenant from the subtenant as a result of the sublet, including, but not limited to, key money, bonus money, and payments (in excess of book value thereof) for Tenant's assets, fixtures, inventory, accounts, good will, equipment, furniture, general intangibles, and any capital stock or other equity ownership on Tenant.

     G.   Proration.  If less than the whole of the Premises is sublet, the
          ---------
prorata share of the rental attributable to such partial area of the Premises shall be determined by Landlord by dividing the monthly rental payable to Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of feet of the Premises which are being sublet.

     H.   Extended Counterpart.  No sublease shall be valid nor shall any
          --------------------
subtenant take possession of the Premises until an executed counterpart of the sublease has been delivered to Landlord.

     I.   Permitted Transfers.  Notwithstanding anything to the contrary
          -------------------
contained in this Section 26, Tenant may, without Landlord's prior written consent and without being subject to any of the provisions of this Section 26 including, without limitation, Landlord's right to participate in subrental proceeds, sublet the Premises or assign this Lease to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization, or government action or (iii) a purchaser of substantially all of Tenant's assets. For the purpose of this Lease, the sale or transfer of Tenant's capital stock, including without limitation, a transfer in connection with the merger, consolidation or non-bankruptcy reorganization of Tenant and any sale of such stock through any public exchange or any public or private offering, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. It shall be a condition for the operation of this clause that the proposed transferee shall provide Landlord with an assumption of this Lease Agreement in a form reasonably approved by Landlord which agreement shall continue all Tenant's duties hereunder.

     J.   Landlord Cooperation. Landlord hereby acknowledges that Tenant intends
          --------------------
to enter into one or more subleases of all or a portion of the Premises and Landlord hereby agrees to cooperate in good faith with Tenant and Tenant's subtenants in connection with any tenant improvements which any such subtenants propose to make to the Premises so long as subtenants agree and conform to the requirements of Article 13 "Surrender of the Premises" of this Lease. Additionally, Landlord shall cooperate with and allow any and all such subtenants to install any signs on or about the Premises which are otherwise agreed to by Tenant and which comply with all applicable laws including zoning laws.

                                 27.  DEFAULT
                                      -------

     A. Upon an "Event of Default" (as defined herein), Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

          1. Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and rent them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord to all costs Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, expenses of remodeling the Premises required by the reletting and like cost. Such reletting cannot be for a period shorter or longer than the remaining term of this lease. Tenant shall pay to Landlord the rent and other sums due under this Lease on the dates the rent is due, less the rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

          2. Landlord can terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all personal property of Tenant and store same at Tenant's cost and to recover from Tenant as damages:

          a. The worth at the time of award of unpaid rent and other sums due and payable which had been earned at the time of termination; plus

          b. The worth at the time of award of the amount by which the unpaid rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          c. The worth at the time of award of the amount by which the unpaid rent and other sums due and payable for the balance of the term after the time of award exceeds the amount of such rental loss the Tenant proves could be reasonably avoided; plus

          d. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligation under this Lease, or which in the ordinary course of things would be likely to result therefrom, including but not limited to any cost of expenses incurred by Landlord (i) in retaking possession of the Premises, including reasonable attorneys' fees and costs therefore, (ii) maintaining or preserving the Premises after such a new tenant, including repairs or alterations to the Premises for such reletting, (iii) leasing commissions, or (iv) any other cost necessary or appropriate to relet the Premises.

          The "worth at the time of award" of the amounts referred to in Subparagraphs 2a and 2b of this Paragraph is computed by allowing interest at the rate of fifteen percent (15%) per annum, but in no event to exceed the maximum rate allowed by law, on the unpaid rent and other sums due and payable from the termination date through the date of award, The "worth at the time of award" of the amount referred to in Subparagraph 2c of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     B. At the option of Landlord, a breach of this Lease shall exist if any of the following events (severally "Event of Default" and collectively "Events of Default") shall occur:

          1. Tenant shall have failed to pay rent, real property insurance, building maintenance expenses, real estate taxes or any other sum required to be aid hereunder when due and such failure shall not have been cured within ten
(10) days after Tenant's receipt of written notice of delinquency; provided, however, that Landlord shall not be required to provide two (2) such notices for a similar default in any twelve (12) month period of the lease. Tenant may cure said default at any time prior to a termination of this Lease by Landlord or a re-entry by Landlord by paying all rents and other expenses or charges then due.

          2. Tenant shall have failed to perform any term, covenant or condition of this Lease, except those requiring the payment of money, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord if such breach could reasonably be cured within said 30-day period. In the event any such breach could not reasonably be cured within said 30-day period, then Tenant shall not be in default under the terms of this Lease unless Tenant fails to commence to cure such breach within such 30-day period or fails to diligently prosecute such cure thereafter until completion, or

          3. Tenant shall have assigned its assets for the benefit of its creditors, or

          4. The sequestration or attachment of or execution on any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

          5. Tenant shall have abandoned or vacated the Premises without paying rent.

          6. A court shall have made or entered any decree or order which is not rescinded within sixty (60) days of its issuance and Tenant is not otherwise in default:

          a. other than under the bankruptcy laws of the United States or

          b. appointing a receiver, trust or assignee of Tenant in bankruptcy or insolvency or for its property; or

          c. directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days.

     C. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental or other sum accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by such party.

                              28.  SUBORDINATION
                                   -------------

     This Lease is subject and subordinate to all mortgages and deeds of trust which now affect the Premises and to all renewals, modifications, consolidations, replacements, and extension thereof and Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to mortgages or deeds of trust which may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof, provided only that any such subordination to any existing or future mortgage or deed of trust shall at all times be expressly subject to the condition that the holder of any such mortgage or deed of trust agree that in the event of the foreclosure of any such mortgage or deed of trust, Tenant's leasehold interest in the Premises shall not be disturbed so long as Tenant is not in default beyond any applicable cure period. Additionally, the holder of any such mortgage or deed of trust shall agree to enter into a new lease with Tenant upon the same terms and conditions as this Lease with respect to the Premises in the event such holder acquires title to the Premises. Within ten
(10) days after Landlord's written request therefor, Tenant shall execute any and all documents reasonably required by Landlord or the Holder (or Holders) of the mortgage or deed of trust required to effectuate such subordination attornment and non-disturbance agreement to make this Lease prior to any lien of any mortgage, or deed of trust, as the case may be, so long as such documents provide that the holder or holders of such mortgage or deed of trust will not disturb Tenant's leasehold interest in the Premises following foreclosure so long as Tenant is not in default beyond any applicable cure period. Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any person, firm or corporation purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such mortgage or deeds of trust as if such person, firm or corporation had been named as Landlord herein, it being intended hereby that Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated, pursuant to its terms. If acceptable to Landlord's lender and in an acceptable form, this Lease may be prior to the mortgage.

     Landlord shall, within thirty (30) days of the execution of this Lease by the parties, provide a written acknowledgement to Tenant from the holder or holders of any mortgage or deed of trust encumbering the Premises which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under any applicable cure period under this Lease and (ii) recognizes all of Tenant's rights hereunder.

                                 29.  NOTICES
                                      -------

     Any notice or demand required or desired to be given under this Lease, except inspection requests, shall be in writing and shall be personally served or in lieu of personal service may e given by mail in which latter event such notice shall be deemed to have been given when three (3) business days have elapsed from the time when such notice was deposited in the United States mail, certified and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as first above set forth; provided that from and after the date the term of this Lease commences the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

                             30.  ATTORNEY'S FEES
                                  ---------------

     In the event either party shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lese or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court or jury.

                          31.  ESTOPPEL CERTIFICATES
                               ---------------------

     Tenant shall within fifteen (15) days following request by Landlord:

     A. Execute and deliver to Landlord any document, including estoppel certificates as prepared by Landlord (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults, and (iii) evidencing the status of the Lease as may be reasonably required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord; and

     B. In connection with any refinancing or sale of the Premises by Landlord, to deliver to Landlord the current financial statements of Tenant with an opinion of a certified public accountant, if available, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate within fifteen
(15) days after the delivery of Landlord's request therefor shall be conclusive upon Tenant (i) that his Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are now no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance.

                   32.  TRANSFER OF THE PROPERTY BY LANDLORD
                        ------------------------------------

     In the event of any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease first arising and occurring after the consummation of such conveyance assignment so long as Landlord's successor agrees and covenants to assume all of Landlord's obligations under this Lease occurring after the consummation of such conveyance assignment.

                                 33.  GENERAL
                                      -------

     A. The captions used in this Lease are for the purpose of convenience only and shall not be constructed to limit or extend the meaning of any part of this Lease.

     B. Any executed copy of this Lease Agreement shall be deemed an original for all purposes.

     C. Time is of the essence for the performance of each term, condition and covenant of this Agreement.

     D. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

     E. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. When the content of this Lease requires the neuter gender, it includes the masculine, the feminine, a partnership or cooperation or joint venture, and the singular includes the plural.

     F. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns (to the extent this Lease is assignable).

     G. The waiver of Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or nay other term, condition or covenant of this Lease.

              34.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS
                   ----------------------------------------------

     If Tenant shall at any time be in default (beyond any applicable cure period) of its obligations to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the rate of fifteen percent (15%) per annum, but in no event to exceed the maximum rate allowed by law, from such date to the date of payment thereof by Tenant to Landlord plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the non-payment thereof as in the case of default in the payment of rent.

                             35.  RENEWAL OPTIONS
                                  ---------------

     A. At the expiration of the original five (5) year term hereof, and if Tenant is not in default of any of the terms and conditions of this Lease, Tenant shall have an option to extend this Lease for one additional term of five
(5) years (herein referred to as the "First Renewal Term"). The option to extend the Lease for the First Renewal Term shall be exercised by giving Landlord written notice of Tenant's intention to do so at least one hundred eighty (180) days prior to the expiration of the present term. Such First Renewal Term shall be upon all the terms and conditions hereof, except that the monthly rental for the new term shall be ninety-five percent (95%) of the then current fair market rental value of the Premises. In determining the then fair market rental value, the value of any tenant improvements in the Premises which were paid for by Tenant or any subtenant shall not be taken into account except for those improvements which Landlord has agreed to in writing need not be removed by Tenant upon the termination of this Lease. The parties acknowledge that the value of the laboratory improvements which construction was commenced by Tenant as subtenant to Norian Corporation prior to the Commencement Date shall not be taken into account when determining the fair market rental value of the Premises for the First Renewal Term.

     At the expiration of the First Renewal Term and if Tenant is not in default of any of the terms and conditions of this Lease, Tenant shall have a second option to extend this Lease for one additional term of five (5) years (herein the "Second Renewal Term"). This option to extend the term of this Lease for the Second Renewal Term shall be exercised by giving Landlord written notice of Tenant's election to do so at least one hundred eighty (180) days prior to the expiration of the First Renewal Term. Such Second Renewal Term shall be upon all the terms and conditions hereof except that the monthly rental for the Second Renewal Term shall be an amount equal to ninety-five percent (95%) of the then current fair market rental value of the Premises. In determining the then fair market rental value, the value of any tenant improvements in the Premises which were paid for by Tenant or any subtenant shall not be taken into account except for those improvements which Landlord has agreed to in writing need not be removed by Tenant upon the termination of this Lease. The parties acknowledge that the value of the laboratory improvements which construction was commenced by Tenant as subtenant to Norian Corporation prior to the Commencement Date shall not be taken into account when determining the fair market rental value of the Premises for the Second Renewal Term.

     B. In the event Landlord and Tenant cannot agree upon the sum which is ninety-five percent 95% of the then current fair market rental value of the Premises within fifteen (15) days after the expiration of the first five (5) year term or the First Renewal Term, the parties shall have the fair market rental value of the Premises determined by the appraisal procedure set forth below.

     Each party shall, within, appoint one (1) representative who shall be an MAI real estate appraiser with at least five (5) years full-time commercial appraisal experience in Santa Clara County to act as an appraiser. The two (2) appraisers within thirty (30) days from the expiration of the fifteen (15) day period shall submit their determination in writing signed by both appraisers to each party.

     If the two (2) appraisers cannot agree upon the fair market rental value of the Premises within said thirty (30) days, they shall appoint a third appraiser who is similarly qualified. If the two (2) appraisers cannot agree on a third appraiser within fifteen (15) days from the date they were to have submitted their appraisal to Landlord and Tenant, either of the parties to this Lease, by giving five (5) days notice to the other party, can apply to the presiding judge of the Santa Clara County Superior Court for the selection of a third appraiser who meets the qualifications stated above.

     Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the fair market value of the Premises. If a majority of the appraisers are unable to set the fair market rental value within the stipulated time, three (3) appraisals shall be added together and their total divided by three; the resulting quotient shall be the fair market rental value.

     If, however, the low appraisal and/or the high appraisal are more than ten percent (10%) lower and/or higher than the middle appraisal, the low and/or high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two 92) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the fair market rental value of the Premises. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the fair market rental value of the Premises.

     In appraising the Premises as provided for in this paragraph, the appraisers shall take into consideration the fair market rental value of the space which is comparable in quality and nature to the Premises; provided, however, in determining the fair market rental value, the value of any tenant improvements in the Premises which were paid for by Tenant or any subtenant shall not be taken into account except for those improvements which Landlord has agreed to in writing need not be removed by Tenant upon the termination of this Lease. The parties acknowledge that the value of the laboratory improvements which construction was commenced by Tenant as subtenant to Norian Corporation prior to the Commencement Date shall not be taken into account when determining the fair market rental value of the Premises for either the First Renewal Term or the Second Renewal Term. If feasible, comparable space within the adjacent business park shall be the basis of the appraisers' determination of fair market rental value of the Premises. In no event shall the new fair market rental value be less than the rent last payable under the terms of the Lease.

     If Tenant objects to the fair market rental that is finally determined pursuant to the appraisal process set forth above, Tenant shall have the right to elect not to extend the term of the lease so long as such determination is made in writing to Landlord within fifteen (15) days from the date of the final determination of the renewal term rent. If Tenant fails to so notify Landlord of its election to terminate the Lease, it shall be deemed that the Lease shall continue in effect and the rent payable shall be the final determination on the appraisers.

     Landlord and Tenant shall each pay for the cost of the appraiser appointed by them and they shall each pay one-half of the cost of the third appraiser in the event it is necessary to appoint a third appraiser.

     In the event Landlord or Tenant fails to appoint an appraiser within the time specified, the determination of the appointed appraiser shall be final and binding on both parties.

     In the event the third appraiser fails to present a fair market rent within the thirty (30) day period, then by mutual consent of Landlord and Tenant (1) the time period shall be extended or (2) if Landlord or Tenant do not wish to extend the period, a new third appraiser shall be selected by Landlord's and Tenant's appraisers and a new thirty (30) day period shall begin.

                             36.  ENTIRE AGREEMENT
                                  ----------------

     This Lease and the Exhibits and Addenda, if any, attached hereto is the entire Agreement between the Parties, and there are no agreements or representations between the Parties except as expressed herein. Except as otherwise provided herein, no subsequent changes or additions to this Lease shall be binding unless in writing and signed by the Parrots hereto.

                                 37.  OFFSETS
                                      -------

     No claim the Tenant may have against the Landlord for any reason shall be offset against the Rents due from Tenant to Landlord.

               38.  COMPLIANCE WITH THE AMERICANS DISABILITY ACT
                    --------------------------------------------

     Tenant, at its sole cost and expense, shall be responsible for full compliance with the Americans with Disabilities Act of 1990, as amended, including, without limitation, Title III thereof and the regulations promulgated thereunder (collectively ADA), with regard to the leased premises and Tenant's business conducted therein. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to construct or pay the cost of complying with any Laws, including, without limitation, the ADA, requiring the construction of structural or other improvements to the Premises unless such compliance is necessitated by new legislation becoming effective during the Lease term or because of Tenant's particular use of the Premises or any improvements to the Premises made by Tenant.

                  39.  TENANT'S ENVIRONMENTAL RESPONSIBILITY
                       -------------------------------------

     Tenant shall not permit or conduct any activity on the Premises which would violate or cause Landlord to be in violation of applicable laws, statutes, ordinances, rules, regulations, policies, orders and determinations of any governmental authority pertaining to health or the environmental (collectively the "Applicable Law"), including, but not limited to, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Resource Conversion and recovery Act of 1967, as amended, and State Laws, as amended, nor which would cause the presence of any substance or the existence of any condition, or the threatened release of any substance in, on, or under the surface of the Premises, or occurrence of any event in which any substance has been disposed of or released on, in or from the Premises in any manner not permitted under Applicable Law such that Applicable Law would require (i) a report or other notice of such condition or event to any federal, state or local governmental agency or (ii) remodel, treatment, or other procedures or remedial action with respect to such condition or event in order to bring the Premises into compliance with all Applicable Law or (iii) contribution by any current or former owner or operator of the Premises toward removal, treatment or other procedures or remedial action required by or that may be brought under Applicable Law with respect to the Premises or any other site or location affected by such condition or event.

     To the best knowledge of Landlord, (i) no Hazardous Material is present on the Premises or the soil, surface water or ground water thereof, and no action, proceeding or claim is pending or threatened regarding the Premises concerning any Hazardous Material or pursuant to any Applicable Law. Under no circumstance shall Tenant be liable for any losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous material present at any time on or about the Premises, or the soil, air improvements, ground water or surface water thereof, or the violation of any law, orders or regulations, relating to any such Hazardous Material except to the extent that any of the foregoing actually results from the release or emission of Hazardous Material on or about the Premises during the Lease term by Tenant or its agents or employees in violation of Applicable Laws. As used herein, "Hazardous Material" shall mean any material which is now or hereafter regulated by any governmental authority or which poses a hazard to the environment or human life. Tenant acknowledges receipt of Earthmetrics (1990) report showing presence of underground storage tank, but shall not be responsible for such removal if compelled by government action.

                   40.  WASTE COVENANT/EASEMENTS PROHIBITED
                        -----------------------------------

     Tenant agrees not to commit nor suffer any waste to the leased premises. Tenant will not use or permit the use of the leased premises in any manner which would result, or would with the passage of time result in the creation of any easement or prescriptive right.

    41.  MAINTENANCE OF CORPORATE EXISTENCE & ASSETS; MERGER CONSOLIDATION
         -----------------------------------------------------------------

     Tenant covenants that it will maintain its corporate existence and that it will not during the term hereof sell, transfer or assign all or substantially all of its assets, or merge into or consolidate with any other corporation unless the surviving corporation shall have a new worth at lest equal to the net worth of Tenant immediately prior to such merger or consolidation and unless such surviving corporation shall execute and deliver to Landlord and to any mortgagees of the leased premises written assumption of the obligations of Tenant under this Lease.

                           42.  MEMORANDUM OF LEASE
                                -------------------

     At Tenant's request, Landlord shall execute in recordable form, a " Memorandum of Lease" referencing the Lease and setting forth the true and legal description and assessor's parcel number of the Premises in a form reasonably acceptable to Tenant, and which Memorandum of Lease shall be recorded in the Official Records of Santa Clara County, California.

                                43.  AUTHORITY
                                     ---------

     Each of the parties executing this Lease hereby represent that (i) they have the authority to do so and (ii) all requisite approvals from any other parties, if necessary, have been obtained.

                              44.  REPRESENTATION
                                   --------------

     Landlord hereby represents to Tenant that Landlord owns the Premises free and clear of all exceptions to title other than those exceptions to title set forth in that Preliminary Report No.

69720012 issued by Commonwealth Land Title Insurance Company attached hereto as Exhibit B.

     Landlord further represents to Tenant that to the best of Landlord's knowledge, no claims, lawsuits or other actions have been filed or made against Landlord with regard to its ownership and operation of the Premises except Superior Court action #CV 762983 entitled De Anza et al. v. Johnson Family Trust et al. Landlord hereby agrees to indemnify, defend (with counsel reasonably acceptable to Tenant), protect and hold harmless Tenant and its officers, employees, agents and assigns from and against all claims, demands, losses, costs (including attorney's fees and costs) or liabilities arising from or relating to the foregoing civil action.

     Landlord has not received any notice from any city, county or other public agency that the Premises or any portion thereof may be the subject of any taking or condemnation action.

                                SIGNATURE PAGE

     In witness whereof, the undersigned have executed this document of 29 pages this ___ day of February, 1999.

DURECT CORPORATION                        DE ANZA ENTERPRISES, LTD.

By: /s/ Thomas A. Schreck                 By: /s/ Wade H. Hover
   -----------------------                    --------------------------
   Chief Financial Officer                    Wade H. Hover, Manager

                                          By: /s/ Joseph C. Johnson
                                             ---------------------------
                                              Joseph C. Johnson

                                  EXHIBIT "A"
                                  -----------

                                  EXHIBIT "B"
                                  -----------

                                      -30-